SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 19, 2002

M&T BANK CORPORATION

(Exact name of registrant as specified in its charter)

New York

(State or other jurisdiction of incorporation)

1-9861	16-0968385

(Commission File Number)	(I.R.S. Employer Identification No.)

One M&T Plaza, Buffalo, New York	14203

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (716) 842-5445

(NOT APPLICABLE)

(Former name or former address, if changed since last report)

Item 5. Other Events and Regulation FD Disclosure.

     On September 19, 2002, M&T Bank Corporation announced that beginning January 2003, it will recognize stock-based compensation expense in accordance with the fair value-based method of accounting described in Statement of Financial Accounting Standards No. 123, “Accounting for Stock-Based Compensation.” The public announcement of M&T Bank Corporation’s decision to expense the fair value of stock options beginning in January, 2003 was made by means of a news release, the text of which is set forth in Exhibit 99 hereto.

Item 7. Financial Statements and Exhibits.

     The following exhibits are filed as a part of this report:

Exhibit No.
99	News Release. Filed herewith.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

M&T BANK CORPORATION

Date: September 20, 2002	By: /s/ Michael P. Pinto Michael P. Pinto Executive Vice President and Chief Financial Officer

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Report Dated: September 19, 2002	Commission File Number: 1-9861

M&T Bank Corporation

(Exact name of registrant as specified in its charter)

EXHIBITS

EXHIBIT INDEX

Exhibit No

99	News Release	Filed herewith.